Cook & Bynum Funds Trust
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

September 2, 2020

VIA EDGAR TRANSMISSION

Ms. Lisa Larkin
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549
Re: COOK & BYNUM FUNDS TRUST (the “Trust”)
        Securities Act Registration No: 333-158133
        Investment Company Act Registration No: 811-22282

Dear Ms. Larkin,

The purpose of this letter is to respond to the comments provided on August 31, 2020, regarding the preliminary proxy statement filed on Schedule 14A (“Proxy Statement”) (accession number 0000894189-20-006928) with the U.S. Securities and Exchange Commission (the “SEC”) regarding the approval of a new investment advisory agreement and the election of trustees.

For your convenience in reviewing the responses, the comments and suggestions received are included in bold-face type immediately followed by the response. Capitalized terms used in this response letter, but not defined herein, shall have the same meaning as in the Proxy Statement.

Responses to the comments are as follows:

1.Please note recent Staff Guidance for Conducting Annual Meetings in Light of COVID-19 Concerns (March 13, 2020) regarding notification of changes in meeting logistics.

The Trust has reviewed the Staff’s guidance in considering the logistics of the special shareholder meeting. The Trust notes that the special meeting will be an in-person meeting, with the option for shareholders to attend via conference call, upon request. Although the Trust does not anticipate it, should events require, the Trust has disclosed that the meeting may be moved to a virtual format. Any updates will be available at the web address disclosed in the proxy.

2.Pursuant to Item 22(c)(11) of the Scheduled 14A, if applicable, disclose any benefits derived, or to be derived by the investment adviser from the relationship with the Fund, such as soft dollar arrangements. In addition, pursuant to Item 22(c)(13), if applicable, disclose any commissions paid to an affiliated broker.

The Trust confirms supplementally that the Fund does not engage in soft dollar arrangements. Additionally, the Fund does not have an affiliated broker, and thus, no commissions to disclose.

3.Pursuant to Item 22(c)(1)(i), disclose the date of the existing contract and the date on which it was last submitted to a vote of security holders of the Fund, including the purpose of such submission.

The Trust directs the Staff to the section entitled “Legal Requirements in Approving the Interim  and New Agreements,” in which the Trust has clarified the disclosure as follows:

“The Prior Agreement, dated May 26, 2009 was approved by the Fund’s initial shareholder on  May 27, 2009.” The Trust has moved this disclosure to the Section entitled “Summary of the New  Agreement and the Prior Agreement – Duration and Termination.”

4.In the Section entitled “Board Recommendation of Approval – Fees and Expenses”, please disclose what are the other types of advisory accounts managed by the Adviser.

The Trust has revised the disclosure as follows:

“The Trustees also considered information regarding the management fees charged by the Adviser to private funds with a similar investment strategy as the Fund noting that these other accounts have a slightly higher expense ratio with a 1.50% management fee in addition to their respective operating expenses.”

We trust that the above responses and revisions adequately address your comments. If you have any additional questions or require further information, please contact the undersigned at (414) 765-6620 or by email at alia.vasquez@usbank.com.

Sincerely,
/s/Alia M. Vasquez

Alia M. Vasquez Esq.
For U.S. Bancorp Fund Services, LLC
as administrator to the Trust

cc: Allison Muth, Esq., Alston & Bird LLP

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